EXHIBIT 32.1

CERTIFICATION OF THE PRESIDENT AND CHIEF EXECUTIVE OFFICER
PURSUANT TO 18. U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of the Federal Home Loan Bank of Seattle (“the Seattle Bank”) for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard M. Riccobono, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Seattle Bank.

Date: March 19, 2010

Federal Home Loan Bank of Seattle

By:	/s/ Richard M. Riccobono
Richard M. Riccobono
President and Chief Executive Officer